                                                                    EXHIBIT 32.2


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. Section 1350)

         The undersigned, as the chief financial officer of ARRIS Group, Inc., certifies that the Annual Report on Form 10-K for the period ended December 31, 2003, which accompanies this certification fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of ARRIS Group, Inc. at the dates and for the periods indicated. The foregoing certification is made pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and shall not be relied upon for any other purpose.

         Dated this 11th day of March, 2004.


                                          /s/ LAWRENCE A. MARGOLIS
                                          -------------------------------------
                                          Lawrence A. Margolis
                                          Executive Vice President, Chief
                                            Financial Officer and Secretary